TRANSAMERICA FUNDS

Supplement to the Currently Effective Class R, Class R2, Class R4 and Class I3 Prospectus

The corresponding sub-sections included in the “Shareholder Information” section of the Prospectus are deleted in their entirety and replaced with the following:

Investment Manager

Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. TAM is responsible for all aspects of the day-to-day management of Transamerica Asset Allocation – Intermediate Horizon, Transamerica Asset Allocation – Long Horizon and Transamerica Asset Allocation – Short Horizon. For each of the other funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.

TAM has been a registered investment adviser since 1996. As of December 31, 2019, TAM has approximately $80.5 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica Inflation-Protected Securities. The remaining funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

Management Fees Paid for the Fiscal Year Ended October 31, 2019

For the fiscal year ended October 31, 2019, each fund paid the following management fee as a percentage of its average daily net assets:

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation Intermediate Horizon	0.10%
Transamerica Asset Allocation Long Horizon	0.10%
Transamerica Asset Allocation Short Horizon	0.10%
Transamerica Balanced II	0.47%
Transamerica Emerging Markets Opportunities*	N/A
Transamerica Government Money Market	0.22%
Transamerica High Quality Bond	0.37%
Transamerica High Yield Bond	0.56%
Transamerica Inflation-Protected Securities	0.36%

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Intermediate Bond	0.37%
Transamerica International Equity	0.71%
Transamerica International Growth	0.76%
Transamerica Large Core	0.51%
Transamerica Large Growth	0.64%
Transamerica Large Value Opportunities	0.45%
Transamerica Mid Cap Growth	0.66%
Transamerica Mid Cap Value Opportunities	0.66%
Transamerica Small Cap Core	0.82%
Transamerica Small Cap Growth	0.81%
Transamerica Small Cap Value	0.79%

*

Transamerica Emerging Markets Opportunities has not operated for a full fiscal year, so no management fee is shown for the fiscal year ended October 31, 2019. The fund’s management fee schedule is 0.83% of the first $250 million; 0.80% over $250 up to $500 million; and 0.75% in excess of $500 million in average daily net assets.

Recent Management Fee Changes

Transamerica High Yield Bond: Effective January 6, 2020, the management fee is 0.554% of the first $1.25 billion; 0.544% over $1.25 billion up to $2 billion; and 0.52% in excess of $2 billion in average daily net assets. Prior to January 6, 2020, the management fee was 0.58% of the first $1.25 billion; 0.555% over $1.25 billion up to $2 billion; and 0.53% in excess of $2 billion in average daily net assets.

Transamerica Large Growth: Effective August 2, 2019, the management fee is 0.65% of the first $1 billion; 0.635% over $1 billion up to $1.5 billion; 0.615% over $1.5 billion up to $2 billion; 0.605% over $2 billion up to $3 billion; 0.59% over $3 billion up to $4 billion; 0.575% over $4 billion up to $5 billion; and 0.57% in excess of $5 billion in average daily net assets. Prior to August 2, 2019, the management fee was 0.65% of the first $2 billion; 0.64% over $2 billion up to $3 billion; 0.63% over $3 billion up to $4 billion; and 0.61% in excess of $4 billion in average daily net assets.

A discussion regarding the Board of Trustees’ renewal of each fund’s investment management agreement, with the exception of Transamerica Emerging Markets Opportunities, is available in each fund’s annual report for the fiscal year ended October 31, 2019. A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment management agreement is available in the fund’s semi-annual report for the period ending April 30, 2020.

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Investors Should Retain this Supplement for Future Reference

July 29, 2020